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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Daniel T. Hendrix, Chief Executive Officer of Interface, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 4, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2004

                                         /s/  Daniel T. Hendrix
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                                       Daniel T. Hendrix
                                       Chief Executive Officer